Exhibit 99.3

ELEQT Ltd

Consolidated Financial Statements

(unaudited)

For the period ending September 30, 2014

F-1

Condensed Consolidated Financial Statements (unaudited)

Balance Sheet	F-4
Statement of Operations	F-5
Statement of Cash Flows	F-6
Statement of Stockholders’ Equity	F-7
Notes to Financial Statements	F-8 - F-16

~F-2~

Condensed Consolidated Financial Statements

~F-3~

ELEQT LTD.

Condensed Consolidated Balance Sheets

(Unaudited)

	September 30, 2014	December 31, 2013

ASSETS
Current assets
Cash and cash equivalents	$85,896	$146,468
Other current assets (note 6)	516,504	214,404
Total current assets	602,400	360,872
Non-Current assets
Tangible fixed assets (note 4)	6,838	9,076
Intangible fixed assets (note 5)	526,179	454,408
Total non-current assets	533,017	463,483

Total assets	$1,135,417	$824,355

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$77,999	$79,945
Accrued expenses and other liabilities (note 7)	541,279	483,518
Total current liabilities	619,278	563,463

Commitments and contingencies	-	-

Stockholders’ equity (note 8)

Common stock, $0.016 (GBP £ 0.01) par value, 12,375 and 11,468 shares issued and outstanding at September 30, 2014 and December 31, 2013 respectively	$201	$186
Additional paid in capital	2,132,553	1,552,568
Accumulated deficit	(1,616,615)	(1,291,862)
Total stockholders' equity	516,139	260,892

Total liabilities and stockholders' equity	$1,135,417	$824,355

The accompanying notes are an integral part of these condensed consolidated financial statements.

~F-4~

ELEQT LTD.

Condensed Consolidated Statement Of Operations

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013

Revenues (note 9)	$575,199	$958,953

Expenses
Professional expenses (note 10)	$229,299	$501,317
General expenses	221,758	180,345
Marketing & sales expenses	305,458	336,590
Rent expenses (note 11)	94,258	119,352
Depreciation (note 4)	47,576	-
Total operating expenses	$898,349	$1,137,604

Operating loss before income taxes	$(323,150)	$(178,651)
Currency exchange differences	1,603	1,273
Net loss	$(324,753)	$(179,924)

Basic and diluted net loss per common share (note 12)	$(28.32)	$(16.71)

The accompanying notes are an integral part of these condensed consolidated financial statements.

~F-5~

ELEQT LTD.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

For the period ended

	September 30, 2014	September 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(324,753)	$(179,924)
Adjustments for Depreciation	47,576	-

Changes in components of working capital:
Decrease (increase) in other assets	(302,100)	(12,092)
(Decrease) increase in accounts payable	(1,946)	(21,113)
(Decrease) increase in accrued expenses/liabilities	57,762	75,608
Net cash (used in) operating activities	$(523,461)	$(137,521)

Cash flows from investing activities
Investments in intangible assets	(117,110)	(136,273)
Cash flows (used in) from investing activities	$(117,110)	$(136,273)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issue of common stock and borrowing	580,000	200,000
Net cash provided by financing activities:	$580,000	$200,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(60,571)	$(73,793)
Cash and cash equivalents, beginning of period	146,467	97,185
Cash and cash equivalents, end of period	$85,896	$23,392

The accompanying notes are an integral part of these condensed consolidated financial statements.

~F-6~

ELEQT LTD.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the twelve month period December 31, 2013

and

the nine month period ended September 30, 2014

	Common		Additional paid-in	Accumulated	Shareholders'
	Stock		capital	deficit	Equity
	Shares	Amount	Amount	Amount	Amount

Balance, January 1, 2013	10,726	174	1,010,580	(940,703)	70,051

Issue of common stock	742	12	541,988		542,000

Net loss				(351,159)	(351,159)

Balance, December 31, 2013	11,468	186	1,552,568	(1,291,862)	260,892
Issue of common stock	907	15	579,985		580,000

Net loss				(324,753)	(324,753)

Balance, September 30, 2014	12,375	201	2,132,553	(1,616,615)	516,139

The accompanying notes are an integral part of these condensed consolidated financial statements.

~F-7~

ELEQT LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Description of Business	•	Eleqt Ltd. (the “Company”) was incorporated on November 29, 2011.

		•	The business of the Company is a social media platform company targeting high net worth individuals. The ELEQT social network opens a window into a new realm of luxury networking, offering connected and discerning HNW individuals the opportunity to access the best possible business opportunities, to engage with international peers, get involved in mutually beneficial corporate deals, and have access to even greater luxury lifestyle benefits. By encouraging individuality, creating introductions to top luxury brands and offering access to the world’s hottest events and locations.

		•	Revenues are derived from multiple revenue streams including off line events and promotions, committed advertising, banner advertising, license fees and others.

		•	These financial statements cover the Period January 1, 2013 to September 30, 2014. The financial statements of the Company for the period ended September 30, 2014 comprise the Company and its subsidiaries together referred to as the “Group”.

		•	The Company currently maintains its corporate office in 29 Portland Place, London, United Kingdom.

		•	The company has three active subsidiaries, as follows:

o	The company owns 100% of the shares in Elysiants NV, a Curacao registered company, which serves as the main operational company and shared services center for the rest of the world and which in turn owns 100% of the shares in:

o	Elysiants International BV, a Netherlands registered (holding) company owning certain territorial operating licenses and 70% of the shares in:

o	Elysiants Hong Kong Ltd., a Hong Kong registered company, operating the ELEQT network in Hong Kong.

2.	Summary of Significant Accounting Policies	•	Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).
	Use of Estimates	•	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used in the determination of depreciation and amortization, the valuation for non-cash issuances of common stock, and the website, income taxes and contingencies, among others.

~F-8~

Cash and Cash Equivalents	•	The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase.

Fair Value of Financial Instruments	•	Statement of financial accounting standard FASB Topic 820, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Property, Website and Equipment; Depreciation and Amortization	•	Property and computer equipment are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs are charged to income as incurred. Additions, improvements and major replacements that extend the life of the asset are capitalized. The initial cost of the website has been capitalized. Once the site is considered operating, future costs to maintain the site will be expensed as incurred. The cost and accumulated depreciation and amortization related to assets sold or retired are removed from the accounts and any gain or loss is credited or charged to income in the period of disposal.

	•	The Company accounts for web site costs in accordance with FASB Topic 350 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and FASB Topic 350 “Accounting for Web Site Development Costs”. As a result, costs associated with the web site application and infrastructure development stage are capitalized. Amortization of costs commenced once the web site was ready for its intended use.

	•	For financial reporting purposes, depreciation and amortization is provided on the straight-line method over the estimated useful lives of depreciable assets. Financial reporting provisions for depreciation and amortization are generally based on the following annual rates and estimated useful lives:

Type of Asset	Rates	Years

Computer and equipment	20% - 33%	3 – 5 years
Website Development Costs	33%	3 years
Leasehold improvements (or life of lease where applicable)	20% - 33%	3 – 5 years

Income Taxes	•	The Company has not generated any taxable income, and, therefore, no provision for income taxes has been provided.

Revenue Recognition	•	Revenues are derived from multiple revenue streams including online advertisements, member benefits and events.

	•	All sources of revenue are recorded pursuant to FASB Topic 605 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectability is reasonably assured.

Concentration of Credit Risk	•	Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places its cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal. At December 31, 2013 the Company did not have any uninsured cash deposits.

~F-9~

Impairment of Long-lived Assets	•	The Company accounts for long-lived assets in accordance with the provisions of FASB Topic 360, Accounting for the Impairment of Long-Lived Assets. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair values are determined based on quoted market value, discounted cash flows or internal and external appraisals, as applicable. During 2014 the Company did not recognize an impairment charge.

Recent Accounting Pronouncements	•	The Company has assessed all newly issued accounting pronouncements released during the year ended September 30, 2014, and have found none of them to have a material impact on the Company’s financial statements.

Foreign Currencies	•	Functional and presentation currency: The individual financial statements of each entity in the consolidated group are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The consolidated financial statements are presented in United States Dollar (USD), which is also the Company’s functional currency.

	•	Foreign currency transactions: In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recorded in the functional currencies using the exchange rates prevailing at the dates of the transactions. At each balance sheet date, monetary items denominated in foreign currencies are translated at the rates prevailing on the balance sheet date. Non-monetary items carried at fair value that are denominated in foreign currencies are translated at the rates prevailing on the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not translated. Exchange differences arising on the settlement of monetary items, and on the translation of monetary items, are included in profit or loss for the period except for exchange differences arising on monetary items that form part of the consolidated group’s net investment in foreign operation. Exchange differences arising on monetary items that form part of the consolidated group’s net investment in foreign operation, where that monetary item is denominated in either the functional currency of the reporting entity or the foreign operation, are initially taken directly to the foreign currency translation reserve within equity until the disposal of the foreign operations, at which time they are recognized in profit or loss. Exchange differences arising on monetary items that form part of the Group’s net investment in foreign operation, where that monetary item is denominated in a currency other than the functional currency of either the reporting entity or the foreign operation, are recognized in profit or loss for the period. Exchange differences arising on monetary items that form part of the Company’s net investment in foreign operation, regardless of the currency of the monetary item, are recognized in profit or loss in the Company’s financial statements or the individual financial statements of the foreign operation, as appropriate. Exchange differences arising on the translation of non-monetary items carried at fair value are included in profit or loss for the period except for the differences arising on the translation of non-monetary items in respect of which gains and losses are recognized directly in equity. Exchange differences arising from such non-monetary items are also recognized directly in equity.

~F-10~

•	Foreign operations: The results and financial position of foreign operations that have a functional currency different from the presentation currency (USD) of the consolidated financial statements are translated into USD as follows:

-	Assets and liabilities for each balance sheet presented are translated at the closing rate prevailing at the balance sheet date;
-	Income and expenses for each income statement are translated at average exchange rates for the year, which approximates the exchange rates at the dates of the transactions; and
-	All resulting exchange differences are taken to the foreign currency translation reserve within equity.

3.	Going Concern	•	The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business.

		•	As laid out in the company's strategy, the company is investing heavily in technology, organization, international roll-out and market share growth in order to become the world's leading exclusive social network. The company is in the early stages of its development and as a result, historically, the company has had operating losses, and negative cash flows from operations. The company and its subsidiaries have seen significant growth in revenue in every year of its existence and a steady improvement in net result. However, the company will seek to raise additional capital in order to further accelerate its growth. The successful completion of this may be adversely impacted by uncertain market conditions, changes in the competitive landscape and failure to reach certain milestones.

To address its financing requirements, the company will seek financing through debt and/or equity financings, asset sales, and rights offerings to new and existing shareholders. The outcome of these matters cannot be predicted at this time. Management expects that it will be able to acquire sufficient capital, both from its operating cash flow and from financing activities, to remain fully operational in the foreseeable future.

~F-11~

4.	Tangible assets	•	Tangible assets consist of the following at September 30, 2014

Movements during the period
	Automated	Office
	Equipment	Equipment	Total

Cost
Balance as per January 1, 2014	$14,431	$3,764	$18,195
Additions 2014	-	-	-
Balance September 30, 2014	$14,431	$3,764	$18,195

Accumulated depreciation
Balance as per January 1, 2014	$(5,355)	$(3,764)	$(9,119)
Depreciation for the period	(2,237)	-	(2,237)
Accum. depreciation September 30, 2014	$(7,592)	$(3,764)	$(11,356)

Net Book value
Balance January 1, 2014	$9,076	$-	$9,076
Additions	-	-	-
Depreciation	$(2,237)	$-	$(2,237)
Carrying amount per Sept. 30, 2014	$6,839	$-	$6,839

5	Intangible assets	•	Intangible assets consists of the following at September 30, 2014

Website Development costs

Movements during the period

Cost
Balance as per January 1, 2014	$454.408
Additions	117,110
Balance September 30, 2014	$571,518
Website development costs	$571,518
Accumulated amortization	(45,339)
Carrying amount per September 30, 2014	$526,179

6.	Other current assets	•	Other current assets consist of the following at September 30, 2014.

	September 30, 2014	December 31, 2013
Trade receivables	$177,236	$188.653
Other receivables	339,268	25,751
Total	$516,504	$214,404

Trade receivables
Trade receivables	$243,877	$292,823
Allowance for bad debt	(66,641)	(104,170)
Total	$177,236	$188,653
Other receivables
Guarantee deposits	$20,268	$25,751
Other receivables	319,000	-
Total	$339,268	$25,751

~F-12~

7.	Accrued expenses and other liabilities	•	Accrued expenses and other liabilities consist of the following at September 30, 2014

	September 30, 2014	December 31, 2013

Tax and social security premiums	$435,010	$321,870
Personnel expenses payable	91,786	72,290
Other payables	14,483	89,358
	$541,279	$483,518

8.	Capital Stock Activity

Change in shareholder's equity s are as follows
Balance as per January 1, 2014	$260,892
Issuance of common stock	580,000
Net loss	(324,753)
Balance as per September 30, 2014	$516,139

During the nine month period ended September 30, 2014, the company issued 907 shares of its GBP $0.01 par value common stock to investors.

The Company has a total of 12,375 shares of its GBP 0.01 par value common stock outstanding as of September 30, 2014..

~F-13~

9.	Revenue	•	Revenue consists of the following for the period January 1 through September 30.

	2014	2013
Brand Profile & Hotspots	$320,518	$542,192
Events	214,416	294,981
Other income	40,265	121,780
Total	$575,199	$958,953

10.	Professional expenses	•	Professional expenses consist of the following for the period January 1 through September 30.

	2014	2013
Salaries (including social security costs)	$180,621	$294,162
Management Fees	16,650	110,000
Contractors	32,028	97,155
Total	$229,299	$501,317

11.	Rent expenses	•	Housing expenses consists of the following for the period January 1 through September 30.

	2014	2013
Rent	$79,340	$100,754
Utilities	$11,531	$13,854
Maintenance	$3,387	$4,744
Total	$94,258	$119,352

12.	Net Loss per Share of Common Stock	•	The Company has adopted FASB Topic 260, "Earnings per Share," which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share of common stock is computed by dividing net loss by the number of shares of common stock outstanding by the end of the year. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. However, shares associated with convertible debt, stock options and stock warrants are not included because the inclusion would be anti-dilutive (i.e. reduce the net loss per common share). There were no anti-dilutive instruments.

~F-14~

	Nine month period ended September 30,
	2014	2013
Numerator

Net loss available to common stockholders	$(324,753)	$(179,924)

Denominator

Basic and diluted weighted average number of shares outstanding	11,469	10.765

Basic and diluted net loss per share	$(28.32)	$(16.71)

13.	Fair Value of Financial Instruments	Cash and Equivalents, Receivables, Other Current Assets, Accounts Payable, Accrued and Other Current Liabilities

The carrying amounts of these items approximated fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To increase the comparability of fair value measures, Financial Accounting Standards Board (“FASB”) ASC Topic 820-10-35 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements).

Level 1—Valuations based on quoted prices for identical assets and liabilities in active markets.

Level 2—Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3—Valuations based on unobservable inputs reflecting our own assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.

The application of the three levels of the fair value hierarchy under Topic 820-10-35 to our assets and liabilities are described below:

	Fiscal 2014 Fair Value Measurements
	Level 1	Level 2	Level 3	Total Fair Value

Liabilities
Short and long-term debt	$541,279	$-	$-	$541,279
Total	$541,279	$-	$-	$541,279

~F-15~

	Fiscal 2013 Fair Value Measurements
	Level 1	Level 2	Level 3	Total Fair Value

Liabilities
Short and long-term debt	$483,518	$-	$-	$483,418
Total	$485,518	$-	$-	$485,518

14.	Subsequent events	•	Management of the Company has assessed all significant subsequent events through the date upon which the financial statements first became available for public release and have concluded that there have not been any material events or transactions that have occurred during this period.

~F-16~